Short-term Investments	12 Months Ended
Dec. 31, 2025
Short-term Investments [Abstract]
Short-term Investments
5. Short-term Investments
The following is a summary of short-term investments:

	December 31, 2024	December 31, 2025
	RMB in thousands
Financial products	2,281,780	6,123,586
Investments in publicly traded companies	424,755	323,611

Total	2,706,535	6,447,197

The Group’s short-term investments primarily include financial products with variable interest rates referenced to the performance of underlying assets issued by well-known banks or shares of publicly traded companies, which the Group intends to sell within twelve months.
For the years ended December 31, 2023, 2024 and 2025, the Group recorded investment loss of RMB187.6 million, investment income of RMB69.5 million and RMB77.1 million related to short-term investments on the consolidated statements of operations and comprehensive (loss)/income, respectively.